Exhibit 99.1 Topline Data from Phase 2 ZEPHYR Trial Evaluating ML-007C-MA in Schizophrenia July 27, 2026

Safe Harbor and Forward-Looking Statements This presentation and any accompanying oral commentary have been prepared by MapLight Therapeutics, Inc. (“MapLight”, “we,” “us,” “our,” the “Company”, or similar terms) for informational purposes only and not for any other purpose. This presentation contains trademarks, service marks, trade names and copyrights of MapLight and other companies which are the property of their respective owners. This presentation discusses product candidates that are under pre-clinical and clinical study, and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or efficacy of these product candidates for the uses for which they are being studied. Statements contained in this presentation and the accompanying oral commentary, other than statements of historical facts, may be forward-looking statements, including, but not limited to statements about the clinical development and potential benefits, efficacy, and safety of ML-007C-MA , planned regulatory interactions, the availability and timing of reporting results from clinical trials, and our preclinical, clinical and regulatory development plans for product candidates. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. These statements involve substantial known and unknown risks, uncertainties and other factors that may cause our actual results, timing of results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. Risks and uncertainties that may cause actual results to differ materially include risks and uncertainties that are described in the “Risk Factors” section of our Quarterly Report on Form 10-Q with the U.S. Securities and Exchange Commission (“SEC”) on May 14, 2026 and other filings we make with the SEC from time to time. These documents are available under the “SEC Filings” page of the “Investors” section of our website at www.maplightrx.com. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially and adversely from those anticipated or implied in the forward-looking statements. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. Except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements in this presentation and the accompanying oral commentary. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. 2

Agenda Executive Summary and Chris Kroeger, M.D. Co-Founder and Chief Executive Officer Unmet Medical Need Phase 2 ZEPHYR Erin Foff, M.D., Ph.D. Chief Medical Officer Design and Results Future Development Chris Kroeger, M.D. Co-Founder and Chief Executive Officer Considerations Closing Remarks Chris Kroeger, M.D. Co-Founder and Chief Executive Officer Q&A Session All 3

ZEPHYR Met Its Primary Endpoint, Supporting Advancement into an Additional, Confirmatory Pivotal Study • ZEPHYR met its primary endpoint and demonstrated a substantial treatment effect, supported by concordant improvements across key secondary efficacy measures • Robust and clinically meaningful improvement in cognitive performance observed on a pre- specified secondary endpoint supporting a potentially differentiated clinical profile • Favorable safety and tolerability profile observed, with no serious or drug-related severe adverse events, low GI-related discontinuation, low rates of moderate GI side-effects, and no urinary retention, metabolic, hepatic, or movement-related signals • Designed for real-world use, with no fasting requirement and a short, one-dose titration • Data support advancing to an additional pivotal trial to support registration; planning and site identification underway ahead of EOP2 FDA interactions GI = gastrointestinal; EOP2 = end-of-phase 2; FDA = Food and Drug Administration. 4

# Unmet Need in Schizophrenia Remains High

## Affects Over 20 Million People Globally, Including More Than 3 Million in the U.S.

ZEPHYR Schizophrenia Study

**Patients Remain Underserved by Current SOC Antipsychotics…**

| ~30% | ~40-50% | ~70% |
|---|---|---|
| show no meaningful response to treatment (1) | experience an inadequate response to standard of care (1) | discontinue oral therapies within 18 months, often due to burdensome side effects (e.g., EPS, weight gain) (2) |

*2024: First New Mechanism Approved in Decades (Cobenfy)*

**…Yet Significant Treatment Gaps Still Remain After First Muscarinic Approval**

| Cognitive benefit remains unproven | Many patients cannot reach or remain at target dose | Tolerability burden is exacerbated in real world |
|---|---|---|
| Existing evidence is derived from post hoc or exploratory pooled analyses across two studies | Failure to achieve adequate therapeutic exposure may leave symptoms insufficiently controlled (3) | Tolerability challenges observed in controlled trials amplified in practice, given dosing / fasting complexity (3) |

*SOC = standard of care; EPS = extrapyramidal symptoms.*

*(1) Siskind et al., Br J Psychiatry (2022); treatment-resistant≥2 treatments. Samara et al., Schizophrenia Bulletin (2019); response as measured within 4-6 weeks.*

*(2) Lieberman et al., NEJM (2005). CATIE trial; all-cause discontinuation.*

*(3) BMS. Real-world transition strategies with xanomeline/trospium. Poster, Psych Congress 2025.*

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Developing a Differentiated Treatment, Designed to Translate into Real-World Use 210/3 mg BID delivered statistically significant improvement across complementary measures of schizophrenia symptoms • PANSS Total Score (mITT, primary endpoint): Effect Size of 0.37 (-4.5 pts versus placebo, p=0.015) • PANSS Total Score (Completers): Effect Size of 0.50 (-6.0 pts vs. Placebo, p=0.002) • Also demonstrated significant separation on key secondary endpoints, including CGI-S (ES=0.48) and positive symptoms (ES=0.39) 210/3 mg BID also delivered significant improvement on cognitive performance, a potentially differentiating component of the clinical profile • Cognitive Composite Score in participants with baseline cognitive impairment (prespecified secondary endpoint): Effect Size of 0.51 (0.44 pts vs. Placebo, p=0.041), assessed via Cogstate battery • No significant correlation observed (p=0.314), indicating the effect was not likely secondary to reduced psychotic symptoms ML-007C-MA was generally well-tolerated, with a profile designed to translate into real-world use • No serious or drug-related severe AEs: Moderate-or-worse TEAE burden was meaningfully lower for ML-007C-MA than reported in Cobenfy's pivotal trials • Low discontinuation across active arms (19.9%) • Infrequent BID dose reduction due to TEAEs (4.0%); low rates of discontinuation due to GI AEs (2%), moderate GI AEs, and anticholinergic GI AEs • No metabolic, hepatic, or movement-related signal; no significant anticholinergic safety signals, including urinary retention • No fasting requirement or complex titration, reducing barriers to adherence outside the controlled trial setting BID = twice-daily; PANSS = Positive and Negative Syndrome Scale; mITT = Modified Intention-to-Treat; CGI-S = Clinical Global Impression of Severity; ES = effect size; GI = gastrointestinal; TEAE = treatment-emergent adverse event; AE = adverse event. 6 Note: Unless otherwise specified, p-values are nominal, two-sided. For the 210/3 mg dose, the PANSS total score and CGI-S results met the prespecified multiplicity- adjusted significance threshold.

Phase 2 Design and Results Erin Foff, M.D., Ph.D. | Chief Medical Officer

# ZEPHYR Study Outline

## Designed and Sized to Serve as a Registrational Study

ZEPHYR Schizophrenia Study

| Screening Period (Day -7 to -1) | Blinded Treatment Period (Day 1 to 35) | | | | | Follow-up Period (Day 36 to 42) |
|---|---|---|---|---|---|---|
| | Week 1 | Week 2 | Week 3 | Week 4 | Week 5 | Primary Endpoint |

- N = 307
- Randomized 1:1:1
- Sites: 25 (US only)

Placebo • (N=104)

ML-007C-MA • 210/3 mg BID (1) • (N=101)

ML-007C-MA • 330/6 mg QD (1) • (N=102)

| | | | |
|---|---|---|---|
| **Study Population** | • 18 to 64 years of age with diagnosis of schizophrenia with MINI<br>• PANSS 80-120 at screening and baseline<br>• Score ≥4 for two or more positive symptom items<br>• CGI-S score ≥4<br>• Untreated or recent wash-out of antipsychotics | **Primary Endpoint** | • CFB PANSS Total Score at Week 5 |
| | | **Key Secondary Endpoints** | • CFB CGI-S at Week 5<br>• CFB PANSS positive Marder factor at Week 5<br>• CFB PANSS negative Marder factor at Week 5 |
| | | **Other Secondary (Prespecified)** | • CFB Cognitive Composite Score at Week 5 in the cognitively impaired at baseline subgroup |

*CFB = Change from baseline; MINI = Mini-International Neuropsychiatric Interview; QD = once-daily.*
*(1) Single-dose titration; reduction of dose permitted once between Week 1 to 3 to 165/3 mg BID or 270/6 mg QD*

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Demographics & Baseline Characteristics Placebo 210/3 mg BID 330/6 mg QD (1) N = 104 N = 99 N = 102 Demographics Mean Age, years 40 42 40 Male Sex at Birth, n (%) 80 (77%) 69 (70%) 77 (75%) Race, n (%) Black or African American 81 (78%) 73 (74%) 80 (78%) White 17 (16%) 22 (22%) 16 (16%) Other 6 (6%) 4 (4%) 6 (6%) Baseline Clinical Characteristics: N = 104 N = 99 N = 102 Mean (Standard Deviation) PANSS Total Score 97 (7.9) 96 (7.3) 96 (7.5) PANSS Marder Positive Factor Score 31 (3.7) 30 (3.6) 30 (3.7) PANSS Marder Negative Factor Score 23 (4.4) 24 (4.4) 23 (4.0) CGI-S Score 5 (0.6) 5 (0.6) 5 (0.6) (1) N based on participants in safety set (all participants who were randomized and received at least 1 dose of study drug) 9

Primary Endpoint: PANSS Total Score 210/3 mg BID Met Primary Endpoint Change From Baseline in PANSS Total Score (LS Mean Difference) 210/3 mg 330/6 mg 0 Placebo BID QD -2 N N=103 N=93 N=98 -4 LS Mean CFB -7.2 -11.7 -10.0 -6 LS Mean Diff -4.5 -2.8 vs. Placebo -8 P-value p=0.015 p=0.110 * -10 Effect Size 0.37 0.23 * * -12 • ZEPHYR met its primary endpoint: Demonstrated a -14 statistically significant, clinically meaningful 0 1 2 3 4 5 6 Week 1 Week 2 Week 3 Week 4 Week 5 reduction in PANSS total score vs. placebo at Week 5 • 210/3 mg dose is also being evaluated for the ML-007C-MA ML-007C-MA (1) Placebo treatment of ADP (VISTA study ongoing) 210/3 mg BID 330/6 mg QD *p<0.05 LS = least squares; SE = standard error. Note: Negative treatment deltas favor active treatment; effect size presented as an absolute value. Analysis based on the mITT population. 10 (1) NCT06887192: Evaluating ML-007C-MA for the treatment of hallucinations and delusions associated with Alzheimer’s Disease Psychosis (ADP) LS Mean CFB (SE) in PANSS Total Score

Primary Endpoint: PANSS Total Score Robust Effect Demonstrated in Prespecified Completer Analysis Change From Baseline in PANSS Total Score (LS Mean Difference) Placebo 210/3 mg BID 0 (Completers) (Completers) -2 N N=88 N=73 -4 LS Mean CFB -7.5 -13.4 -6 LS Mean Diff -6.0 -8 vs. Placebo * P-value p=0.002 -10 * * ** Effect Size 0.50 -12 ** ** -14 • The completer analysis excludes modelled -16 assumptions about missing data, relying solely on 0 1 2 3 4 5 6 Week 1 Week 2 Week 3 Week 4 Week 5 observed data from the full assessment period ML-007C-MA ML-007C-MA • Bigger difference in completer analysis driven Placebo Placebo 210/3 mg BID 210/3 mg BID z mostly by improvement in BID arm, not placebo (mITT) (Completer) (mITT) (Completer) *p<0.05, **p<0.01 MMRM= Mixed model for repeated measures. Note: Negative treatment deltas favor active treatment; effect size presented as an absolute value. Analysis based on the mITT population. 11 LS Mean CFB (SE) in PANSS Total Score

Key Secondary Endpoint: CGI-S Significant Improvement Corroborates PANSS Improvement Change From Baseline in CGI-S (LS Mean Difference) 0 -0.1 • Clinically meaningful and statistically -0.2 significant improvement in CGI-S vs. placebo at Week 5 -0.3 – 0.38-point improvement -0.4 -0.5 – -0.75 active vs. -0.36 placebo ** -0.6 (1) – p=0.002 ** -0.7 ** – ES = 0.48 -0.8 • Numerical separation starting at Week 1, with -0.9 statistical significance emerging by Week 3 0 1 2 3 4 5 6 Week 1 Week 2 Week 3 Week 4 Week 5 and continuing over time ML-007C-MA Placebo 210/3 mg BID **p<0.01 Note: Negative treatment deltas favor active treatment; effect size presented as an absolute value. Analysis based on the mITT population. (1) Multiplicity-adjusted one-sided P value= 0.017 12 LS Mean CFB (SE) in CGI-S

PANSS Positive Symptoms Significant Improvement in PANSS Positive Marder Factor and Positive Subscale Change From Baseline in PANSS Positive Symptoms (LS Mean Difference) 0 PANSS + PANSS + Placebo Marder Subscale -0.5 -1 N 103 93 93 -1.5 -1.9/-1.9 LS Mean * (Marder/ -3.4 -4.2 -2 CFB Subscale) -2.5 LS Mean Diff * -1.6 -2.3 vs. Placebo -3 ** P-value p=0.012 p=0.0003 -3.5 * ** ** Effect Size 0.39 0.56 -4 ** -4.5 • Clinically meaningful and statistically significant -5 improvement in PANSS positive symptoms vs. 0 1 2 3 4 5 6 Week 1 Week 2 Week 3 Week 4 Week 5 placebo at Week 5 ML-007C-MA ML-007C-MA • PANSS Positive Marder Factor was a key secondary- Placebo Placebo 210/3 mg BID 210/3 mg BID (Marder Factor) (Subscale) PANSS positive Subscale was prespecified (Marder Factor) (Subscale) *p<0.05 , **p<0.01 Note: Negative treatment deltas favor active treatment; effect size presented as an absolute value. Analysis based on the mITT population. 13 LS Mean CFB (SE) in PANSS Positive Symptoms

# Secondary Endpoint: Cognitive Composite

## Robust and Clinically Meaningful Improvement on Cognitive Performance

ZEPHYR Schizophrenia Study

### Pre-specified Cognitive Composite Score Results

**Cognitive Composite Score**

| | Placebo | 210/3 mg BID |
|---|---|---|
| **N with baseline impairment** | N=37 | N=31 |
| LS Mean Change from Baseline | 0.11 | 0.55 |
| LS Mean Difference vs. Placebo | | 0.44 |
| P-value | | **p=0.041** |
| Effect Size | | **0.51** |

*Dose used in VISTA*



No observed significant relationship between cognitive improvement and PANSS change
Placebo: r=-0.071, p=0.678; BID: r=-0.187, p=0.314
Cognitive Composite Score CFB to Week 5
3
2
1
0
−1
−2
−50
−40
−30
−20
−10
0
10
20
PANSS Total Score CFB to Week 5
ML-007C-MA 210/3 mg BID
Placebo

*Note: Prespecified Cognitive Composite score derived from Cogstate Battery consisting of 6 individual tests*

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# Implications of Cognitive Signal Beyond ZEPHYR

ZEPHYR Schizophrenia Study

## Supports Rationale for VISTA and Broader Development

### Cognitive Impairment Remains an Unmet Need

- Cognitive impairment is estimated to affect >80% of patients with schizophrenia [(1)]
- Cognitive impairment is a major determinant of long-term functional outcomes, including employment, independent living and quality of life
- Despite decades of research, no therapies have been approved to treat cognitive impairment in schizophrenia
  - Highlights both the unmet need and the difficulty of demonstrating meaningful cognitive benefit
  - Sedation and dopamine blockade from many SOC antipsychotics may worsen cognition

+

### The Signal Supports the Underlying Biology

- The cognitive benefit was observed on a prespecified secondary endpoint
- Change in the cognitive composite score was independent of changes in PANSS, suggesting it was not simply driven by better control of psychotic symptoms
- The finding is consistent with the established role of M1 receptor activation in learning and memory, strengthening confidence in the underlying mechanism

### Why This Matters for VISTA [(3)] and Future Development

- A positive cognitive signal observed outside AD increases confidence that the biology translates across neuropsychiatric populations
- Off-label use of antipsychotics in ADP has been associated with accelerated cognitive decline (CATIE-AD), highlighting the need for new therapies [(2)]
- The 210/3 mg BID dose currently being evaluated in VISTA is the same dose that demonstrated cognitive benefit in ZEPHYR

(1) *Maroney, Ment Health Clin. 2022.*
(2) *Vigen et al., Am J Psychiatry. 2011.*
(3) *NCT06887192: Evaluating ML-007C-MA for the treatment of hallucinations and delusions associated with Alzheimer's Disease Psychosis (ADP).*

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210/3 mg BID Demonstrated Effect Across Multiple Endpoints and Symptom Domains N LS Mean Difference [95% CI] Effect Size P-value Active / PBO ← ML-007C-MA favored PBO favored → PANSS Total Score – mITT 93 / 103 0.37 0.015 -10 -8 -6 -4 -2 0 PANSS Total Score - Completers 73 / 88 0.50 0.002 -10 -8 -6 -4 -2 0 CGI-S 93 / 103 0.48 0.002 -0.6 -0.4 -0.2 0 Cognitive Composite 31 / 37 0.51 0.041 1.0 0.8 0.6 0.4 0.2 0 PANSS Marder Positive Factor 93 / 103 0.39 0.012 -3 -2 -1 0 PANSS Marder Negative Factor 93 / 103 0.18 0.244 -3 -2 -1 0 CGI-C 93 / 103 0.47 0.002 -0.8 -0.6 -0.4 -0.2 0 PGI-C 93 / 103 0.38 0.015 -0.8 -0.6 -0.4 -0.2 0 2.4x more likely to achieve ≥30% response on the PANSS total score by Week 5 (p=0.021) Participants on active treatment were, compared to placebo: 2.8x more likely to be ready for discharge out of the inpatient hospital setting by Week 5 (p=0.002) CGI-C = Clinical Global Impression of Change; PGI-C = Patient Global Impression of Change. 16 Note: Graphed data represent the LS mean difference (ML-007C-MA 210/3 mg BID − placebo) and 95% confidence intervals

ML-007C-MA Was Generally Well Tolerated • Adverse events, primarily cholinergic in nature, were mostly mild Adverse Events (1) • No serious or drug-related severe TEAEs occurred with either dose Mostly Mild • The only severe TEAE (pneumonia) was assessed as unrelated to study drug • There were no instances of failure to reach target dose due to tolerability GI Events Rarely Led • Dose reduction due to TEAE was infrequent (4 participants); TEAEs leading to dose reduction started in the first week, and most (75%) completed treatment following dose reduction to Discontinuation • Low rates of moderate GI side-effects with BID Dosing • Low rates of discontinuation (2 participants) due to gastrointestinal adverse events • No urinary retention signal observed: The active and placebo arms each had a single moderate urinary event (UTI) No Signal Across • No metabolic, hepatic, or EPS signals observed: mean weight, glucose, lipid, liver enzyme, and movement-related parameters remained comparable to placebo Key Safety Domains • Heart rate increases were mild and consistent with the fesoterodine label, with no evidence of significant blood pressure elevation (1) Single serious adverse event occurred in placebo arm was worsening schizophrenia. 17

# Most Adverse Events Were Mild

## All Cause Discontinuation Was Low at 19.9% Across Active Treatment Arms

ZEPHYR Schizophrenia Study

### Rates of TEAEs With BID Dosing

| | Placebo N=104 | 210/3 mg BID N = 99 |
|---|---|---|
| **Discontinuations** | | |
| Due to TEAE | 1.0% | 7.1% |
| Due to GI TEAE | 0 | 2.0% |
| **Utilization of Lower Dose** | | |
| Dose Reduction Due to TEAE | 1.9% | 4.0% |
| Inability to Reach Target Dose | 0 | 1% (1) |
| **Any TEAE** | 48.1% | 74.7% |
| Mild | 36.5% | 48.5% |
| Moderate | 11.5% | 25.3% |
| Severe TEAE | 0 | 1.0% (2) |
| Serious TEAE | 1.0% | 0 |

### GI TEAEs ≥2% in Active Arm and > Placebo

| | Placebo N=104 | | 210/3 mg BID N = 99 | |
|---|---|---|---|---|
| | Mild | Moderate | Mild | Moderate |
| Nausea | 6% | 0 | 20% | 9% |
| Vomiting | 1% | 2% | 9% | 4% |
| Dyspepsia (3) | 0 | 1% | 8% | 1% |
| Constipation | 3% | 0 | 8% | 1% |
| Abdominal pain (3) | 3% | 0 | 6% | 3% |
| Diarrhea | 1% | 0 | 5% | 0 |
| GERD | 2% | 0 | 2% | 0 |

**All GI TEAEs were mild to moderate in severity**

- Other TEAEs ≥5% include: headache, salivary hypersecretion, dizziness, hyperhidrosis, hot flushes, somnolence, chills, decreased appetite, tremor, and insomnia
- Single episode of unrelated hypertension; one episode of orthostatic hypotension observed in each of the placebo and BID dosing arms

*AE = adverse event.*
*(1) One participant was withdrawn due to baseline (pre-dose) lab findings following titration dose but prior to first target dose.*
*(2) Assessed as unrelated to study drug (pneumonia).*
*(3) Dyspepsia includes dyspepsia and esophageal discomfort; abdominal pain includes abdominal discomfort, abdominal pain upper, abdominal pain, abdominal pain lower, abdominal distension, and abdominal tenderness*

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# Rates of TEAEs for Cobenfy in Pivotal Studies

## All Cause Discontinuation Ranged From 25.4%-36.8% at 5 weeks [1]

| | EMERGENT-2 | | EMERGENT-3 | |
|---|---|---|---|---|
| | Placebo | Active | Placebo | Active |
| **Discontinuations** | | | | |
| Due to TEAE | 5.6% [2] | 7.1% [2] | 5.5% [3] | 6.4% [3] |
| Due to GI TEAE | Not reported | 3.2% [4] | Not reported | 3.2% [4] |
| **Utilization of Lower Dose** | | | | |
| Dose Reduction Due to TEAE[1] | 0 | 5.6% | 0.8% | 0.8% |
| Inability to Reach Target Dose | 1.6% [2] | 17.5% [2] | 9% [5] | 21% [5] |
| **Any TEAE** | 58.4% | 75.4% | 50.0% | 70.4% |
| Mild [1] | 27.2% | 38.1% | 25.8% | 36.0% |
| Moderate [1] | 24.8% | 28.6% | 20.3% | 26.4% |
| Severe TEAE [1] | 4.0% | 7.1% | 2.3% | 8.0% |
| Serious TEAE | 1.6% [2] | 1.6% [2] | 0 | 0.8% [6] |

**Moderate-or-worse TEAE burden was meaningfully lower for ML-007C-MA (26%) than reported in Cobenfy's pivotal trials (34-36%)**

### GI TEAEs ≥2% in Active Arm and > Placebo

| | Cobenfy FDA Label | |
|---|---|---|
| *EMERGENT-2/3 Pooled* | Placebo (N=253) | Active (N=251) |
| Nausea | 4% | 19% |
| Dyspepsia [7] | 5% | 18% |
| Constipation | 7% | 17% |
| Vomiting | 1% | 15% |
| Abdominal Pain [7] | 4% | 8% |
| Diarrhea | 2% | 6% |
| GERD | <1% | 5% |

- **51%-78% did not complete 1 year of treatment in the open-label studies [8]**
- **Real-world non-persistence is ~80% by Month 13 [9]**
- **Real-world Patient Experience (N=90) [10]**

| >2-3x | >80% | 55% | >50% |
|---|---|---|---|
| *the rates of nausea and vomiting* | *did not reach the highest dose (125/30 mg)* | *received medication for GI events* | *had no or only partial response to intervention* |

(1) *Cobenfy FDA Summary Basis of Approval (SBA).*
(2) *EMERGENT-2 primary manuscript: Kaul et al., 2024. Pbo: appendicitis(n=1), schizophrenia (n=1). Active: suicidal ideation (n=2).*
(3) *EMERGENT-3 primary manuscript: Kaul et al., 2024.*
(4) *Pooled EMERGENT-2 and -3 rate. 8 participants discontinued in the Cobenfy arm per the SBA (Table 35) in the pooled EMERGENT-1,2,3 studies. Per Karuna 2023 10-K filing, only N=2 participants discontinued from the active arm of EMERGENT-1 (N=89), neither from the GI system organ class.*
(5) *Karuna 2023 10-K filing.*
(6) *EMERGENT-3 topline results, per Karuna Therapeutics press release (March 2023). Active: GERD (n=1).*
(7) *Dyspepsia includes dyspepsia and esophageal discomfort; abdominal pain includes abdominal discomfort, abdominal pain upper, abdominal pain, abdominal pain lower, and abdominal tenderness.*
(8) *EMERGENT-4 and EMERGENT-5 results, Kaul et al., 2026.*
(9) *Non-persistence: MapLight estimate, third-party Rx data.*
(10) *Retrospective analysis of real-world transition strategies for xanomeline and trospium chloride in adult patients with schizophrenia. Poster, Psych Congress 2025.*

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Future Development Considerations Chris Kroeger, M.D. | Co-Founder and Chief Executive Officer

# Significant Opportunity for New Therapies

## 210/3 mg BID Effect Size Falls Within the Range of Approved Antipsychotics

ZEPHYR
Schizophrenia Study

**PANSS Total Score: Standardized Effect Sizes (Cohen's d)**



Peak Sales (Year)(1)
$5.0B (2010)
$3.2B (2036E)
$3.4B (2007)
$5.8B (2011)
$6.2B (2013)
$2.0B (2020)
$4.3B (2028E)
$6.0B (2039E)
$2.6B (2027E)
Active arm favored →
← PBO favored
0.63
0.48
0.48
0.50
0.45
(0.09)
0.56
0.56
0.55
0.42
0.41
0.37
0.36
0.34
0.30
0.26
Zyprexa (Olanzapine)
Cobenfy (KarXT)
Risperdal (Risperidone)
Seroquel (Quetiapine)
Abilify (Aripiprazole)
ML-007C-MA (210/3mg BID)
Latuda (Lurasidone)
Vraylar (Cariprazine)
Caplyta (Lumateperone)
Rexulti (Brexpiprazole)
Approved Therapies (mITT ES)
ML-007C-MA (mITT ES)
Completers ES (Range Shown, if Available)

*Note: Assessments reflect management's current views based on publicly available information and internal analyses; comparisons are subject to uncertainty around interpretation. Differences exist among study designs, and caution should be exercised when comparing data across trials.*

*Sources: Approved antipsychotic effect sizes per Huhn et al., Lancet 2019; Correll et al., JAMA Psychiatry 2020; Cobenfy per Fabiano et al., 2025 meta-analysis. Completer analysis effect size for Cobenfy estimated based on data from Kaul et al., 2023 and Kaul et al., 2024; Zyprexa and Latuda based on data from Latuda's FDA Summary Basis of Approval Tables 37 and 52. Completer/observed-case values reflect trial-completer populations only, not intent-to-treat; ranges reflect variation across available analyses. ML-007C-MA completer analysis: N=73 (p=0.002).*

*(1) WW consensus peak sales (oral) as per Evaluate Pharma and Visible Alpha as of July 2026; Caplyta projections only available through 2030 (LOE 2039); all indications.*

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# ML-007C-MA Target Product Profile has Potential to be Differentiated Across Multiple Dimensions

ZEPHYR Schizophrenia Study

*In development* (Emraclidine, Direclidine)

| Program<br>*Mechanism of Action* | ML-007C-MA [1]<br>*$M_1$/$M_4$ Agonist + Peripheral Antagonist* | Cobenfy [2]<br>*$M_1$/$M_4$ Agonist + Peripheral Antagonist* | Emraclidine [3]<br>*$M_4$ PAM* | Direclidine [4]<br>*$M_4$ Agonist* | SOC Antipsychotics<br>*Primarily $D_2$-blockade* |
|---|---|---|---|---|---|
| Efficacy in RCTs | (green) 210/3 mg BID hit primary endpoint | (green) | (red) *Not stat. sig. in Ph 2* | (orange) *U-shaped dose response* | (green) |
| Cognitive Improvement | (green) Prespecified secondary endpoint | (orange) *Post-hoc/pooled analyses* | (red) *No activity at $M_1$* | (red) *No activity at $M_1$* | (red) *Some may cause impairment* |
| Tolerability/Safety | (green) Meaningfully lower rates of significant side effects | (orange) *Moderate to severe TEAEs* | (green) | (green) | (red) *Metabolic, movement, sedation* |
| No Fasting Requirement | (green) Taken with food | (red) *Must be taken fasted* | (green) | (green) | (green) |
| Simple Titration | (green) One-dose titration | (red) *3-8 day, 2-step titration* | (green) | (green) | (orange/green) *Varies across APs* |
| Dosing Frequency | (orange) QD dose to be further explored | (orange) *BID* | (green) | (green) | (orange/green) *Varies across APs* |

*Factors expected to impact real world translation* (Tolerability/Safety through Dosing Frequency)

*RCT = randomized controlled trials; PAM = positive allosteric modulator.*

*Note: Assessments reflect management's current views based on publicly available information and internal analyses; comparisons are qualitative and subject to uncertainty around interpretation. Differences exist among study designs, and caution should be exercised when comparing data across trials.*

*(1) Based on results from ZEPHYR-1 Phase 2 study, and product profile is subject to the completion of additional studies and review by the FDA*

*(2) Based on FDA prescribing information.*

*(3) Based on results from the Phase 2 EMPOWER-1 and EMPOWER-2 clinical trials, which failed to demonstrate a statistically significant improvement in PANSS total score.*

*(4) Based on results from the Phase 2 clinical trial, which showed statistically significant improvement only at the lowest dose of the four active drug arms evaluated.*

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Phase 3 Program and Path to NDA Submission Confirmatory Pivotal Trial Expected to Support Initial Approval (1) (1) ZEPHYR-2 (Study 311) ZEPHYR-3 (Study 312) ZEPHYR-1 (Study 211) Engage with the FDA Planned Planned at EOP2 Meeting Complete • Similar design to Phase 2, evaluating • Additional pivotal trial evaluating 210/3 • Established primary efficacy signal and 210/3 mg BID vs. placebo in U.S. sites mg BID safety for 210/3 mg BID • Together with Study 211, intended to • Potential to evaluate an alternate QD • Result supports pivotal status, pending support initial NDA submission regimen (would pursue as sNDA) confirmation with the FDA VISTA (Study 221) Topline results Ongoing Evaluating potential in additional indications, expected in 2H 2027 including for the treatment of mild-moderate • Trial in ADP patients evaluating 210/3 Alzheimer’s disease mg BID (potentially registrational) • On track, supported by ZEPHYR's prespecified cognitive signal (1) Subject to FDA feedback at EOP2 Meeting. 23

Closing Remarks Chris Kroeger, M.D. | Co-Founder and Chief Executive Officer

Closing Remarks Statistically Significant Across Potentially Differentiating Tolerability Built for Complementary Measures Cognitive Signal Real-World Use • Met the primary endpoint on PANSS Total • Prespecified Cognitive Composite Score • No serious or drug-related severe adverse Score (ES=0.37), with a stronger effect in improved significantly (ES=0.51) events; 99% of patients reached the target completers in which there are no modelled dose; low rates of moderate GI side-effects • Cognitive signal independent of assumptions of missing data (ES=0.50) antipsychotic effect; not a byproduct of • No fasting requirement or complex • Achieved significance on CGI-S and PANSS reduced psychotic symptoms titration, unlike other agents in the class, Positive Marder Factor potentially increasing adherence and persistence Data support advancement of 210/3 mg BID into a confirmatory pivotal trial and continued investment in indication expansion, leveraging the observed cognitive signal; next steps will be guided by the planned EOP2 meeting 25

# Advancing a Broad and Diversified Pipeline

| Program | Circuit | Indications | Preclinical | Phase 1 | Phase 2 | Phase 3 | Anticipated Milestones |
|---|---|---|---|---|---|---|---|
| **ML-007C-MA**<br>$M_1/M_4$ agonist co-formulated with PAC | Direct and Indirect Pathways | Schizophrenia | | | ZEPHYR | | Engage with FDA at EOP2 meeting |
| | | Alzheimer's Disease Psychosis | Fast Track | | VISTA | | Topline results in 2H 2027 |
| **ML-004**<br>5-$HT_{1B/1D}$ agonist | Dorsal Raphe to Nucleus Accumbens | Autism Spectrum Disorder Sociability/Irritability | | | IRIS | | Engage with FDA at EOP2 meeting |
| **ML-009**<br>GPR52 PAM | Indirect Pathway | Hyperactivity/Impulsivity | | | | | Complete IND-enabling studies in 2027 |
| **ML-055**<br>Next-Gen $M_1/M_4$ agonist | Direct and Indirect Pathways | Neuropsychiatric Disorders | | | | | Nominate preclinical candidate in 2026 |
| **ML-021**<br>$M_4$ antagonist | Direct Pathway | Parkinson's Disease | | | | | Finalize preclinical candidate in 2027 |

*Potential in other indications being explored*

**Leveraging our versatile circuit-based discovery platform for ongoing pipeline expansion**

*GPR = G-protein-coupled receptor. PAC = peripherally acting anti-cholinergic. PAM = positive allosteric modulator.*

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Q&A